PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS
GLOBAL TACTICAL ASSET ALLOCATION FUND
(THE “FUND”)

SUPPLEMENT DATED MARCH 7, 2024 TO THE FUND’S PROSPECTUS DATED JULY 31, 2023, AS AMENDED SEPTEMBER 22, 2023, AND SAI  DATED JULY 31, 2023, EACH AS SUPPLEMENTED

Effective immediately, the Fund’s Prospectus is amended as follows:
1.	The paragraph under the section entitled “FUND SUMMARIES – Global Tactical Asset Allocation Fund – Management” on page 8 of the Prospectus is deleted and replaced with the following:

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Global Tactical Asset Allocation Fund. Timothy Johnson, Senior Vice President of NTI, Anwiti Bahuguna, PhD, Executive Vice President of NTI, and Daniel Ballantine, Vice President of NTI, have been managers of the Fund since July 2022, December 2023, and December 2023, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

2.	The first paragraph under the section entitled “FUND MANAGEMENT – EQUITY AND EQUITY INDEX FUNDS” on page 204 of the Prospectus is deleted and replaced with the following:

The managers for the Global Tactical Asset Allocation Fund are Timothy Johnson, Senior Vice President of NTI, Anwiti Bahuguna, PhD, Executive Vice President of NTI, and Daniel Ballantine, Vice President of NTI. Mr. Johnson has been a manager of the Fund since July 2022. Ms. Bahuguna and Mr. Ballantine have been managers of the Fund since December 2023. Mr. Johnson joined NTI in January 2022, where he is the Head of Portfolio Solutions and a member of the Fixed Income Strategy Committee. Prior to joining Northern Trust, Mr. Johnson led various portfolio management teams at BNP Paribas Asset Management and held senior portfolio management positions at BlackRock and De Nederlandsche Bank. Ms. Bahuguna earned her PhD in economics at Northeastern University in 1998. Ms. Bahuguna is Chief Investment Officer of Global Asset Allocation at NTI. Prior to joining NTI in September 2023, Ms. Bahuguna was head of multi-asset strategy for the Global Asset Allocation Team at Columbia Threadneedle Investments and was the lead portfolio manager for the Columbia Threadneedle Investments asset allocation funds and separately managed accounts. Mr. Ballantine joined NTI in 2015, where he is the Senior Investment Analyst and Investment Strategist on the Global Asset Allocation Team.

Effective immediately, the SAI is amended as follows:
3.	The information for the Fund in the table under the section entitled “PORTFOLIO MANAGERS” on page 111 of the SAI is deleted and replaced with the following:
Fund	Portfolio Manager(s)
Global Tactical Asset Allocation Fund	Timothy Johnson, Anwiti Bahuguna*** and Daniel Ballantine***
*** Became a Portfolio Manager effective December 20, 2023.

Please retain this supplement with your Prospectus and SAI for future reference.

NF SPT GTAA PRO-SAI (3/24)

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